UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 26, 2020

                            FOURTH WAVE ENERGY, INC.
                 ----------------------------------------------
             (Exact name of Registrant as specified in its charter)


     Nevada                       333-227286                    467-4046237
-------------------          ------------------------       -------------------

(State or other jurisdiction  (Commission File No.)        (IRS Employer
of incorporation)                                        Identification No.)

                         75 E Santa Clara St., 6th Floor
                               San Jose, CA 95113
          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (818) 855-8199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written  communications  pursuant  to Rule 425  under the  Securities  Act
    (17CFR 230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12  under the  Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b)
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

     Title of Each Class   Trading Symbol(s) Name of Each Exchange on Which
                                                       Registered

        None                   N/A                        N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (ss.203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (ss.204.12b-2 of this chapter.

Emerging growth company |X|

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. |X|

Item 2.03. Creation Of Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

     On August 26, 2020 the Company issued a Note in the principal amount of $390,000 to an unrelated third party in payment of investor relations services. The note does not bear interest, is unsecured and is due and payable on August 6, 2023. At the option of the Holder, the Note is convertible into shares of the Company's common stock. The number of shares to be issued upon any conversion will be determined by dividing the amount to be converted by the lesser of (i) $0.4000 (ii) 85% of the Volume Weighted Average Price of the Company's common stock on the trading day immediately preceding the conversion date and (iii) 85% of the Volume Weighted Average Price of the Company's common stock on the conversion date.

Item 3.02.  Unregistered Sale of Equity Securities.

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with issuance of the Note described in Item
2.03 of this report. The person who acquired the Note was a sophisticated investor and was provided full information regarding the Company's operations. There was no general solicitation in connection with the issuance of the Note. The person who acquired the note acquired it for its own account. The Note cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid in connection with the issuance of the Note

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2020.
                                      FOURTH WAVE ENERGY, INC.

                                      By:  /s/ J. Jacob Isaacs
                                           -------------------------------
                                           J. Jacob Isaacs,
                                           Chief Executive Officer